UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21537

Name of Fund: BlackRock Multi-Strategy Hedge Opportunities LLC

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Multi-Strategy Hedge Opportunities LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 03/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Multi-Strategy                                               BLACKROCK
Hedge Opportunities LLC

ANNUAL REPORT | MARCH 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Multi-Strategy Hedge Opportunities LLC

Portfolio Information as of March 31, 2007

                                                                Percent of Total
Ten Largest Holdings                                               Investments
--------------------------------------------------------------------------------
Glenview Institutional Partners LP ..............................      8.8%
Kinetics Partners LP ............................................      8.0
Aristeia Partners LP ............................................      8.0
Double Black Diamond LP .........................................      7.9
ARX Global High Yield Securities Fund I LP ......................      7.9
Trivium Onshore Fund LP .........................................      7.0
LibertyView Credit Opportunities Fund II LLC ....................      7.0
Hayground Cove Institutional Partners LP ........................      5.2
Grinham Diversified Fund (U.S.) LP ..............................      4.6
SR Phoenicia LP .................................................      4.6
--------------------------------------------------------------------------------

                                                                      Percent of
Investments by Strategy                                               Net Assets
--------------------------------------------------------------------------------
Equity Opportunistic ............................................        35.1%
Directional .....................................................        21.4
High Yield ......................................................        13.8
Multi-Strategy ..................................................        11.2
Convertible Arbitrage ...........................................         7.4
Equity Neutral ..................................................         3.7
Other* ..........................................................         7.4
--------------------------------------------------------------------------------

*     Includes other assets less liabilities.

Announcement of Annual Stockholders Meeting

The Company has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Company by June 15, 2007 for inclusion in the Company's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Company's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Company by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Company, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


2       BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007

A Letter to Shareholders

Dear Shareholder

For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:

Total Returns as of March 31, 2007                                               6-month        12-month
========================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                      + 7.38%        +11.83%
--------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                     +11.02         + 5.91
--------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                +14.85         +20.20
--------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                              + 2.76         + 6.59
--------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                   + 1.93         + 5.43
--------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                                + 7.59         +11.82
--------------------------------------------------------------------------------------------------------

If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                  Sincerely,


                                                  /s/ Robert C. Doll, Jr.

                                                  Robert C. Doll, Jr.
                                                  Company President and Director


  BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007       3

A Discussion With Your Fund's Portfolio Managers

      We continued to favor disciplined, processed-oriented, research-driven funds that, in our opinion, were well positioned to benefit from relatively benign global equity markets.

How did the Company perform during the fiscal year?

For the 12-month period ended March 31, 2007, the Common Stock of BlackRock Multi-Strategy Hedge Opportunities LLC provided a total net investment return of +9.08% (not including a maximum distribution fee of 3%), based on a change in per unit net asset value from $1.0693 to $1.1664. For the same period, the Hedge Fund Research Inc. (HFRI) Fund of Funds Composite Index returned +8.43%, while the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index returned +11.83% and +6.59%, respectively.

Describe the market environment during the past year.

Equities posted positive double-digit returns for the year. In the second quarter of 2006, when the fiscal period began, stocks declined. Inflation data led to concerns that the U.S. Federal Reserve Board (the Fed) would raise interest rates. The fear of rising rates caused stock market volatility to increase, as measured by the Chicago Board Options Exchange S&P 500 Volatility Index (VIX). By the end of the quarter, however, the VIX had retreated back to near decade-low levels. Investors' aversion to risk contributed to a rotation away from small-cap stocks and toward large-cap stocks, resulting in small caps underperforming their large-cap counterparts.

In the third quarter, U.S. equities rebounded strongly. Diminished inflation concerns, primarily from declining crude oil prices, gave investors confidence that there would be no imminent rate increases. For the second straight quarter, large caps outperformed small caps. Non-U.S. markets rebounded as well. The positive momentum continued in the fourth quarter, with all the major U.S. equity indexes adding over 6%. Earnings growth, share buybacks and strong activity from private equity firms were all significant drivers. U.S. small-cap stocks outperformed large-cap stocks for the quarter, reversing the trend seen in the prior two quarters. Non-U.S. markets (particularly in Europe) outperformed U.S. markets. The MSCI Europe Index increased over 11%, driven by strong consumption and robust merger-and-acquisition (M&A) activity.

The first quarter of 2007 proved difficult for equities. On February 27, 2007, the U.S. equity market, as measured by the S&P 500 Index, fell 3.5%, its largest one-day decline since September 11, 2001. The Chinese market fell 9%, and equity markets in Latin America, South America, Europe and Asia followed China's lead. The equity market decline triggered a rally in U.S. Treasury issues, with interest rates declining across the curve (as bond prices correspondingly rose). Concerns in the subprime mortgage industry induced fears of a housing-related recession in the United States. The subsequent steepening in the front end of the Treasury yield curve was a manifestation of the market's concerns over moderating growth and persistent signs of inflation, combined with a decline in investor appetite for risk.

In the fixed income market, the U.S. Treasury curve steepened almost 50 basis points (.50%) in the front end between March 2006 and March 2007, but flattened from the six-month point forward. With overnight rates just over 5% and 30-year rates at 4.85%, the curve remained quite flat. There was little opportunity for extending maturities, or speculating on interrelated securities such as mortgages, Treasury issues, municipals and swaps. As a result, we did not invest in this area as a single strategy during the fiscal year.

How did the various alternative investment strategies fare amid these conditions?

Equity long/short strategies represented the largest exposure in the Company during the fiscal year. Within this category, opportunistic and market-neutral strategies were strong contributors to performance. Managers with global emerging markets exposure performed well in the earlier part of the period, but some gains were given back as equity markets corrected at the end of February. Managers focused on U.S. markets took advantage of the fourth-quarter market rotation, when small cap outperformed large cap. A robust corporate merger market provided ample trading opportunities. Long positions in health care and consumer/retail drove the gains later in the period. The Company's equity strategies closed out the period on a strong note relative to the weak performance in the global equity markets. Despite the weakness and extreme volatility, the Company's equity managers were profitable on an aggregate basis. Managers endured the drop with superior stock selection and profits in the short book.

Event-driven strategies -- broadly consisting of high yield and distressed, corporate restructurings, reorganizations, spinoffs, special situations and capital structure arbitrage -- produced positive results for the period. Corporations flush with cash on their balance sheets provided the catalyst for a robust


4       BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007
environment in corporate transactions. On a regional basis, activity was strong in the U.S. and European markets. The combination of excess corporate cash, strong equity markets and tightening credit spreads provided a variety of opportunities. As the period progressed, the majority of the deals occurred within the energy and steel industries amid ongoing consolidation activity. Equity event-driven funds continued to profit from exceptional corporate activity, including large leveraged buyouts (LBOs) sponsored by private equity firms hungry to put capital to work. Fewer opportunities were available in credit arbitrage and distressed. Early in the period, credit-oriented trades in the auto and airline sectors proved advantageous. Bidding competitions on several existing deals allowed managers to capitalize on increased prices. Positions in autos and auto supplier managers, including Delphi, profited. At the end of the period, a spike in equity market volatility afforded trading opportunities for convertible managers focused on volatility-oriented trades.

The Company's directional strategies included global macro trading and managed futures. After a strong start to the period, managers in this space ended the year mixed. At the beginning of the period, short positions in global bond futures were the best performers. Macro managers maintained a long bias to global equity positions that added to profits. Mid-year, foreign exchange and commodities contributed to performance. Specifically, the dollar declined against both the euro and the yen as market participants expected rate increases in Europe and Japan to occur at a quicker pace than in the U.S. Most managers were short the U.S. dollar.

In the commodity sector, long positions in agriculture and energy profited. In the final six months of the period, foreign exchange proved difficult to trade, as many of the major currencies remained trendless and range bound. In late February, the global decline in equity markets impacted long-term trend followers that held long positions in these markets. U.S. equity, fixed income and foreign exchange markets all incurred losses with trend reversals.

What changes were made to the portfolio during the period?

The portfolio's assets under management grew from $125 million at March 31, 2006, to approximately $129 million at March 31, 2007. During the period, our allocation to equity long/short managers was relatively unchanged, based on our belief that strong bottom-up oriented stock pickers would continue to benefit from the environment in the upcoming months. We allocated exposure to those managers with a global focus in the equity long/short and event-driven space, as we believed ample profit opportunities existed in Europe, Japan and Asia (ex-Japan). In the event-driven space, our exposure is to managers with a greater focus on Europe. Cash-affluent European corporations, private equity and LBO buyers have increased the pace and volume of cross-border transactions in Europe. Overall, however, we reduced our allocation to high yield managers, particularly those with outsized distressed credit exposure. Spreads and default rates are at or near cyclical lows, while companies are beginning to lever their balance sheets again to the benefit of shareholders.

At March 31, 2007, the Company was comprised of 20 underlying managers and its market exposure was broken down as follows: equity opportunistic (35.1%), directional (21.4%), high yield (13.8%), multi-strategy (11.2%), convertible arbitrage (7.4%), equity neutral (3.7%) and other (7.4%).

How would you characterize the Company's position at the close of the period?

We have positioned the portfolio to benefit from relatively benign global equity markets, with some Asian and emerging market equity exposure. Despite concerns over rising interest rates and elevated commodity prices, companies had strong balance sheets and continued to generate solid free cash flow. We expect companies to continue to engage in shareholder-friendly activities, such as stock buybacks, dividend increases, M&A and tender offers. We will look to increase our positions in Asia and Europe, where we perceive greater capital market inefficiencies. We believe that a diverse group of macro and CTA (Commodity Trading Advisors) managers can offer some insulation from sudden increases in market volatility. Furthermore, we believe that traditional fixed income arbitrage managers are facing a difficult environment given low volatility, tight credit and mortgage spreads and a flat yield curve. As such, we do not intend to actively allocate to this area.

Howard P. Berkowitz
Portfolio Manager

Anson H. Beard
Portfolio Manager

Christine Jurinich
Portfolio Manager

Edward Rzeszowski
Portfolio Manager

April 17, 2007


  BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007       5

Disclosure of Expenses

Members of this Company may incur the following charges: (a) expenses related to transactions, including sales charges, and (b) operating expenses, including advisory fees, member services fees and other fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2006 and held through March 31, 2007) is intended to assist members both in calculating expenses based on an investment in the Company and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a member paid during the period covered by this report, members can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Company's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist members in comparing the ongoing expenses of investing in this Company and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' member reports.

The expenses shown in the table are intended to highlight members' ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the second table is useful in comparing ongoing expenses only, and will not help members determine the relative total expenses of owning different funds. If these transactional expenses were included, member expenses would have been higher.

                                                                                                                     Expenses Paid
                                                                   Beginning                Ending                During the Period*
                                                                 Account Value           Account Value            October 1, 2006 to
                                                                October 1, 2006         March 31, 2007              March 31, 2007
====================================================================================================================================
Actual
====================================================================================================================================
BlackRock Multi-Strategy Hedge Opportunities LLC                    $1,000                  $1,075                      $12.21
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
BlackRock Multi-Strategy Hedge Opportunities LLC                    $1,000                  $1,013                      $11.84
====================================================================================================================================

* Expenses are equal to the annualized expense ratio of 2.36%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal six months divided by 365.

Average Annual Total Return

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
One Year Ended 3/31/07                            +9.08%              +5.81%
--------------------------------------------------------------------------------
Inception (1/03/05)
through 3/31/07                                   +7.12               +5.67
--------------------------------------------------------------------------------

*     Maximum sales charge is 3%.

      Past results shown should not be considered a representation of future performance.


6       BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007

Schedule of Investments as of March 31, 2007                   (in U.S. dollars)

Strategy                            Portfolio Funds                                                  Value
=============================================================================================================
Convertible Arbitrage -- 7.4%       Aristeia Partners LP                                         $  9,522,087
=============================================================================================================
Directional -- 21.4%                Campbell QMF LLC                                                4,394,533
                                    Cornerstone International Value Fund LLC                        5,317,952
                                    FORT Global Contrarian LP                                       3,056,219
                                    Grinham Diversified Fund (U.S.) LP                              5,520,952
                                    Grossman Currency Fund LP                                       3,588,452
                                    Kottke Arbitrage Opportunity Fund LLC                           3,792,502
                                    Salem Futures Fund LP                                           1,946,232
                                                                                                 ------------
                                                                                                   27,616,842
=============================================================================================================
Equity Neutral -- 3.7%              Ventus US$ Double Leverage Fund                                 4,683,211
=============================================================================================================
Equity Opportunistic -- 35.1%       Glenview Institutional Partners LP                             10,490,828
                                    Hayground Cove Institutional Partners LP                        6,219,449
                                    Kinetics Partners LP                                            9,571,633
                                    Maverick Levered Partners LP                                    2,076,213
                                    Neon Liberty Emerging Markets Fund LP                           3,051,142
                                    SR Phoenicia LP                                                 5,459,748
                                    Trivium Onshore Fund LP                                         8,390,359
                                                                                                 ------------
                                                                                                   45,259,372
=============================================================================================================
High Yield -- 13.8%                 ARX Global High Yield Securities Fund I LP                      9,414,925
                                    LibertyView Credit Opportunities Fund II LLC                    8,375,603
                                                                                                 ------------
                                                                                                   17,790,528
=============================================================================================================
Multi-Strategy -- 11.2%             Double Black Diamond LP                                         9,480,263
                                    Suttonbrook Capital Partners LP                                 4,956,655
                                                                                                 ------------
                                                                                                   14,436,918
=============================================================================================================
Total Investments** (Cost -- $101,550,000*) -- 92.6%                                              119,308,958
Other Assets Less Liabilities -- 7.4%                                                               9,582,750
                                                                                                 ------------
Net Assets -- 100.0%                                                                             $128,891,708
                                                                                                 ============

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost.........................................      $107,622,702
                                                                   ============
      Gross unrealized appreciation..........................      $ 12,348,556
      Gross unrealized depreciation..........................          (662,300)
                                                                   ------------
      Net unrealized appreciation............................      $ 11,686,256
                                                                   ============

**    Non-income producing securities.

      See Notes to Financial Statements.


  BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007       7

Statement of Assets and Liabilities

As of March 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in Portfolio Funds,* at value (identified cost -- $101,550,000) .........                     $ 119,308,958
            Cash ................................................................................                           127,427
            Investments paid in advance .........................................................                        13,000,000
            Investments sold receivable .........................................................                         8,831,534
            Interest receivable .................................................................                            15,218
            Prepaid expenses and other assets ...................................................                             5,545
                                                                                                                      -------------
            Total assets ........................................................................                       141,288,682
                                                                                                                      -------------

===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
                Investment adviser ..............................................................    $     492,847
                Service agents ..................................................................           82,975          575,822
                                                                                                     -------------
            Redemptions payable .................................................................                         5,666,917
            Loan payable ........................................................................                         3,900,000
            Subscriptions received in advance ...................................................                         1,712,846
            Loan interest payable ...............................................................                             2,090
            Accrued expenses and other liabilities ..............................................                           539,299
                                                                                                                      -------------
            Total liabilities ...................................................................                        12,396,974
                                                                                                                      -------------

===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ..........................................................................                     $ 128,891,708
                                                                                                                      =============

===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Members' capital ....................................................................                     $ 109,270,126
            Unrealized appreciation on investments -- net .......................................                        17,758,958
            Undistributed realized gain on investments -- net ...................................                         7,836,924
            Accumulated investment loss -- net ..................................................                        (5,974,300)
                                                                                                                      -------------
            Net Assets ..........................................................................                     $ 128,891,708
                                                                                                                      =============
            Units outstanding ...................................................................                       110,503,841
                                                                                                                      =============
            Net asset value per unit ............................................................                     $      1.1664
                                                                                                                      =============

*     Non-income producing securities.

      See Notes to Financial Statements.


8       BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007

Statement of Operations

For the Year Ended March 31, 2007
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
            Interest ............................................................................                     $   411,776
                                                                                                                      -----------

=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................    $ 1,971,699
            Service agent fees ..................................................................        330,969
            Accounting and administration services ..............................................        321,345
            Loan commitment fee .................................................................        139,623
            Professional fees ...................................................................        135,467
            Printing and member reports .........................................................         94,743
            Directors' fees and expenses ........................................................         34,000
            Loan interest expense ...............................................................         18,412
            Offering costs ......................................................................         14,315
            Custodian fees ......................................................................         13,925
            Other ...............................................................................         22,262
                                                                                                     -----------
            Total expenses ......................................................................                       3,096,760
                                                                                                                      -----------
            Investment loss -- net ..............................................................                      (2,684,984)
                                                                                                                      -----------

=================================================================================================================================
Unrealized/Realized Gain -- Net
---------------------------------------------------------------------------------------------------------------------------------
            Change in unrealized appreciation on investments -- net .............................                       7,176,547
            Realized gain on investments -- net .................................................                       6,982,673
                                                                                                                      -----------
            Total unrealized/realized gain -- net ...............................................                      14,159,220
                                                                                                                      -----------
            Net Increase in Net Assets Resulting from Operations ................................                     $11,474,236
                                                                                                                      ===========

      See Notes to Financial Statements.


  BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007       9

Statements of Changes in Net Assets

                                                                                                      For the Year Ended March 31,
                                                                                                     ------------------------------
Increase in Net Assets                                                                                    2007             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss -- net ..............................................................    $  (2,684,984)   $  (2,840,091)
            Change in unrealized appreciation on investments -- net .............................        7,176,547       10,271,129
            Realized gain on investments -- net .................................................        6,982,673          854,251
                                                                                                     ------------------------------
            Net increase in net assets resulting from operations ................................       11,474,236        8,285,289
                                                                                                     ------------------------------

===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from issuance of Units .....................................................       22,515,567       51,113,201
            Fair value of Units tendered ........................................................      (30,548,590)      (9,295,455)
                                                                                                     ------------------------------
            Net increase (decrease) in net assets derived from capital transactions .............       (8,033,023)      41,817,746
                                                                                                     ------------------------------

===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ........................................................        3,441,213       50,103,035
            Beginning of year ...................................................................      125,450,495       75,347,460
                                                                                                     ------------------------------
            End of year* ........................................................................    $ 128,891,708    $ 125,450,495
                                                                                                     ==============================
              * Accumulated investment loss -- net ..............................................    $  (5,974,300)   $  (3,289,316)
                                                                                                     ==============================

      See Notes to Financial Statements.

Statement of Cash Flows

For the Year Ended March 31, 2007
==================================================================================================================================
Cash Provided by Operating Activities
----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations ................................................     $ 11,474,236
                                                                                                                      ------------
            Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                Increase in investments paid in advance .........................................................      (10,500,000)
                Increase in receivables and other assets ........................................................          (11,163)
                Increase in liabilities .........................................................................           52,245
                Change in unrealized appreciation on investments -- net .........................................       (7,176,547)
                Realized gain on investments -- net .............................................................       (6,982,673)
            Purchases of long-term securities ...................................................................      (44,000,000)
            Sales of long-term securities .......................................................................       60,168,064
                                                                                                                      ------------
            Net cash provided by operating activities ...........................................................        3,024,162
                                                                                                                      ------------

==================================================================================================================================
Cash Used for Financing Activities
----------------------------------------------------------------------------------------------------------------------------------
            Receipts from issuance of Units (including subscriptions received in advance of $1,712,846) .........       21,499,227
            Payments for tender of Units ........................................................................      (30,106,827)
            Receipts from borrowings ............................................................................       15,900,000
            Payments on borrowings ..............................................................................      (12,000,000)
                                                                                                                      ------------
            Net cash used for financing activities ..............................................................       (4,707,600)
                                                                                                                      ------------

==================================================================================================================================
Cash
----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in cash ................................................................................       (1,683,438)
            Cash at beginning of year ...........................................................................        1,810,865
                                                                                                                      ------------
            Cash at end of year .................................................................................     $    127,427
                                                                                                                      ============

==================================================================================================================================
Cash Flow Information
----------------------------------------------------------------------------------------------------------------------------------
            Cash paid for interest ..............................................................................     $     16,322
                                                                                                                      ============

      See Notes to Financial Statements.


10       BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007

Financial Highlights



                                                                     For the Year Ended             For the Period
                                                                          March 31,                January 3, 2005+
The following ratios have been derived from                   --------------------------------       to March 31,
information provided in the financial statements.                  2007               2006               2005
===================================================================================================================
Per Unit Operating Performance
-------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .........    $      1.0693      $       .9979      $      1.0000
                                                              -----------------------------------------------------
            Investment loss -- net*** ....................           (.0225)            (.0266)            (.0070)
            Unrealized/realized gain on investments -- net            .1196              .0980              .0049
                                                              -----------------------------------------------------
            Total from investment operations .............            .0971              .0714             (.0021)
                                                              -----------------------------------------------------
            Net asset value, end of period ...............    $      1.1664      $      1.0693      $       .9979
                                                              =====================================================

===================================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------------
            Total investment return ......................             9.08%              7.16%           (.21%)@
                                                              =====================================================

===================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------
            Expenses .....................................             2.36%              2.84%              3.28%*
                                                              =====================================================
            Expenses net of reimbursement ................             2.36%              2.78%              2.96%*
                                                              =====================================================
            Investment loss -- net .......................            (2.05%)            (2.65%)            (2.83%)*
                                                              =====================================================

===================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .....    $     128,892      $     125,450      $      75,347
                                                              =====================================================
            Portfolio turnover ...........................               51%                19%                 0%
                                                              =====================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average units outstanding.
+     Commencement of operations.
@     Aggregate total investment return; not annualized.

      See Notes to Financial Statements.


  BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007       11

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Multi-Strategy Hedge Opportunities LLC (the "Company") (formerly Multi-Strategy Hedge Opportunities LLC) is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Company's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Company offers one class of units, which may be sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of investments in Portfolio Funds -- The Company values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Directors. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Company calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based upon information reasonably available at that time. The Company will pay repurchase proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Company has determined a net asset value, the Company will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation.

(b) Income taxes -- The Company is classified as a partnership for federal income tax purposes. As such, each investor in the Company is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Company. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income -- Portfolio Fund transactions are recorded on the effective dates of the transactions. Realized gains and losses on Portfolio Fund transactions are determined on the average cost basis. Interest income is recognized on the accrual basis.

(d) Cash balances -- The Company maintains cash in the PNC interest-bearing money market account, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Company.

(e) Offering costs -- Direct costs related to the initial public offering of the Company's Units were deferred and amortized over the 12 month period beginning with the commencement of operations. Offering costs associated with the ongoing sale of the Company's Units are expensed as incurred.

(f) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Company's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Company's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Company's financial statements, if any, has not been determined.


12       BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 22, 2006, Members of the Company approved a new investment Advisory Agreement with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc., which was reorganized into BlackRock Advisors, LLC ("BlackRock"). The new advisory agreement was effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, BlackRock has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services it provides, a fee equal to 74% of the management fee paid to BlackRock.

Prior to December 1, 2005, the Company had entered into an Investment Advisory Agreement with MLIM. Effective December 1, 2005 and continuing through September 29, 2006, Merrill Lynch Alternative Investments LLC ("MLAI"), an indirect, wholly owned subsidiary of Merrill Lynch, was the investment adviser of the Company.

BlackRock is responsible for the management of the Company's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Company. For such services, the Company pays a monthly fee at an annual rate of 1.50% of the average daily value of the Company's net assets.

The Company has also entered into a Member Services Agreement with FAM Distributors, Inc. ("FAMD" and the "Service Agent"). FAMD provides or arranges for provision of ongoing investor and shareholder servicing. The Company pays a monthly fee computed at the annual rate of .25% of the Company's average month-end assets (the "Service Fee"). The Service Fee will be paid to the Service Agent to reimburse it for payments made to broker-dealers and financial advisors that have agreed to provide ongoing investor and shareholder servicing to Members of the Company and for ongoing investor servicing activities performed by the Service Agent.

For the year ended March 31, 2007, FAMD received $312,057 in sales charges on sales of units in the Company.

MLAI had agreed to voluntarily cap the total annual expenses of the Company at 0.25% per month (3.0% per year) until December 31, 2005.

In connection with the closing, the Company's Transfer Agent became PFPC Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor.

Prior to closing, certain officers and/or directors of the Company were officers and/or directors of MLAI and/or ML & Co.

Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock and/or BlackRock, Inc.

3. Investments:

Purchases of investments for the year ended March 31, 2007 were $44,000,000.

Sales of investments for the year ended March 31, 2007 were $62,482,672.

4. Capital Share Transactions:

An investor purchases Units in the Company and the Units are offered at their net asset value. The minimum initial investment for each investor is $25,000 (net of any distribution fees) and the minimum additional investment is $10,000. An investor's subscription for Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Company until such time as the Company offers to repurchase the Units in a tender offering. No Member or other person holding Units acquired from a Member will have the right to require the Company to redeem the Units. The Company may, from time to time, repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts and on terms and conditions as the Board of Directors may determine in its sole discretion. BlackRock expects that it will recommend to the Board of Directors that the Company offer to repurchase Units from Members quarterly on the last business day of March, June, September and December.


  BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007       13

Transactions in capital were as follows:

-------------------------------------------------------------------------------
For the Year Ended                                                     Dollar
March 31, 2007                                       Units             Amount
-------------------------------------------------------------------------------
Units sold ...............................        20,657,258       $ 22,515,567
Units tendered ...........................       (27,471,409)       (30,548,590)
                                                  -----------------------------
Net decrease .............................        (6,814,151)      $ (8,033,023)
                                                  =============================

-------------------------------------------------------------------------------
For the Year Ended                                                     Dollar
March 31, 2006                                       Units             Amount
-------------------------------------------------------------------------------
Units sold ...............................        50,679,465       $ 51,113,201
Units tendered ...........................        (8,870,777)        (9,295,455)
                                                  -----------------------------
Net increase .............................        41,808,688       $ 41,817,746
                                                  =============================

5. Investments in Portfolio Funds:

The following table lists the Company's investments in Portfolio Funds for the year ended March 31, 2007, none of which was a related party. The agreements related to investments in Portfolio Funds provide for the compensation in the form of management fees of 0.5% to 2% (per annum) of net assets and performance incentive fees or allocations of 20% to 25% of net profits earned.

Information about the underlying investments held by the Portfolio Funds is not readily available, so it is unknown whether the Portfolio Funds hold any single investment whereby the Company's proportionate share exceeds 5% of the Company's net assets at March 31, 2007.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Fees
                                  % of Company's                          Net Income     -----------------------    Redemptions
Investments                      Total Fair Value      Fair Value           (Loss)       Management    Incentive     Permitted
---------------------------------------------------------------------------------------------------------------------------------
Aristeia Partners                      8.0%          $  9,522,087        $   672,087            1%        20%         Quarterly
ARX Global                             7.9              9,414,925            264,925         1.75         20          Quarterly
CRG Partners                            --(c)                  --(c)         (39,472)           2         20           Monthly
Campbell                               3.7              4,394,533           (105,467)           2         20           Monthly
Canyon Value                            --(b)                  --(b)         746,153          1.5         20           Monthly
Context                                 --(b)                  --(b)         461,919          1.5         20          Quarterly
Cornerstone International              4.5              5,317,952           (443,806)           1         20           Monthly
Denali Partners                         --(b)                  --(b)         (26,128)           2         25          Quarterly
Double Black Diamond                   7.9              9,480,263          1,059,686      1 - 1.5         20          Quarterly
FORT Global                            2.6              3,056,219            253,180            1         20           Monthly
FX Concepts                             --(c)                  --(c)         352,048          1.5         20           Monthly
Glenview Institutional                 8.8             10,490,828          1,227,019            1         20           Monthly
Golden Tree Credit Opportunities        --(b)                  --(b)         829,084            2         20        Semi-Annually
Grinham Diversified                    4.6              5,520,952            329,724          1.5         20           Monthly
Grossman Currency                      3.0              3,588,452             17,458            2         25           Monthly
Hayground Cove Institutional           5.2              6,219,449            914,821          1.5         20           Monthly
Kinetics Partners                      8.0              9,571,633          1,647,741            1         20           Monthly
Kottke Arbitrage                       3.2              3,792,502            172,294            2         20           Monthly
LibertyView Credit                     7.0              8,375,603          1,672,442            1         20          Quarterly
Litespeed Partners                      --(b)                  --(b)         766,000          1.5         20          Quarterly
Martin Currie Absolute Return
  Funds Ltd Daijiro                     --(f)                  --(f)        (430,409)         1.5         20           Monthly
Maverick Levered                       1.7              2,076,213            894,931            2         20          Annually
Neon Liberty                           2.6              3,051,142            484,215          1.5         20          Quarterly
North Sound                             --(b)                  --(b)        (988,541)         1.5         20          Quarterly
Para Partners                           --(d)                  --(d)          13,959         1.25         20          Quarterly
SR Capital                              --(a)                  --(a)             300            1         20          Quarterly
SR Phoenicia                           4.6              5,459,748            842,457            1         20           Monthly
Salem Futures                          1.6              1,946,232           (101,636)           2         20           Monthly
Smith Breeden                           --(g)                  --(g)         149,801            1         20          Quarterly
Suttonbrook                            4.2              4,956,655            (43,345)           2         20          Quarterly
Trivium                                7.0              8,390,359          1,290,974          1.5         20           Monthly
Ventus                                 3.9              4,683,211          1,004,724            2         20           Monthly
Zaxis Equity                            --(c)                  --(c)         270,082            1         20          Quarterly
                                     -----------------------------------------------
Total                                100.0%          $119,308,958        $14,159,220
                                     ===============================================

(a)   The Company fully redeemed from the Portfolio Fund as of April 30, 2006.
(b)   The Company fully redeemed from the Portfolio Fund as of December 31,
      2006.
(c)   The Company fully redeemed from the Portfolio Fund as of March 31, 2007.
(d)   The Company fully redeemed from the Portfolio Fund as of March 31, 2006.
(e)   The Company fully redeemed from the Portfolio Fund as of November 30,
      2006.
(f)   The Company fully redeemed from the Portfolio Fund as of February 28,
      2007.
(g)   The Company fully redeemed from the Portfolio Fund as of October 31, 2006.


14       BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007

Notes to Financial Statements (concluded)

6. Short-Term Borrowings:

The Company was a party to a $50,000,000 credit agreement with Harris Trust and Savings Bank. The Company could have borrowed under the credit agreement to fund member redemptions and for other lawful purposes including leverage. The Company paid a commitment fee of .375% per annum based on the unused portion of the Fee Cap (a minimum of $20,000,000) as defined in the credit agreement. Amounts borrowed under the credit agreement bore interest at a rate equal to, at the Company's election, the federal funds rate plus 1.75% or a base rate, as defined in the credit agreement, minus 1%. The Company did not borrow under the credit agreement and the agreement was terminated on December 27, 2006.

The Company, along with another BlackRock registered investment company, BlackRock Multi-Strategy Hedge Advantage, has jointly entered into a $20,000,000 revolving credit agreement with Citibank, N.A. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Company's election, the federal funds rate plus 1.25% or a base rate, as defined in the credit agreement or the Eurodollar rate plus 1.25%. Through March 31, 2007, the Company had weighted average borrowings of $248,219 and currently has a loan outstanding for $3,900,000. Interest rates on the borrowings for the year ended March 31, 2007 ranged from 6.52% to 6.55%.

7. Risk Factors:

An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

8. Subsequent Events:

Throughout the normal course of business on May 1, 2007, there were additional proceeds of $3,171,180 from the issuance of units by the Company.


  BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007       15

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of BlackRock Multi-Strategy Hedge Opportunities LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Multi-Strategy Hedge Opportunities LLC (the "Company") (formerly Multi-Strategy Hedge Opportunities LLC) as of March 31, 2007, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the financial intermediaries. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Strategy Hedge Opportunities LLC as of March 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 1 to the financial statements, the financial statements include investments valued at $119,308,958, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the fund managers.

Deloitte & Touche LLP
Princeton, New Jersey
May 25, 2007


16       BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007

Officers and Directors

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                      Portfolios in   Other Public
                           Position(s)  Length of                                                     Fund Complex    Directorships
                           Held with    Time                                                          Overseen by     Held by
Name        Address & Age  Company      Served   Principal Occupation(s) During Past 5 Years          Trustee         Trustee
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,       122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,        168 Portfolios
            08543-9011     Director              Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and President
                                                 of Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in
                                                 1999 and Executive Vice President thereof from 1991
                                                 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Company based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Company President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2004 to  Professor of Finance and Economics at the Columbia   17 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;   24 Portfolios
            08543-9095                           Chairman of Outward Bound USA from 1997 to
            Age: 66                              2001; Chairman of Wave Hill Inc., from 1990 to
                                                 2006; Trustee of Phillips Exeter Academy from
                                                 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2004 to  Chief Financial Officer of JPMorgan & Co., Inc.      17 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995 and an employee of JPMorgan in     24 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2004 to  Deputy Dean for Academic Affairs, Harvard Business   17 Funds        None
Kester      Princeton, NJ               present  School since 2006; Mizuho Financial Group,           24 Portfolios
            08543-9095                           Professor of Finance, Harvard Business School; Unit
            Age: 55                              Head, Finance in 2005 to 2006; Senior Associate
                                                 Dean and Chairman of the MBA Program of Harvard
                                                 Business School, 1999 to 2005; Member of the
                                                 faculty of Harvard Business School since 1981;
                                                 Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2004 to  Partner of Robards & Company, LLC, a financial       17 Funds        AtriCure, Inc.
Robards***  Princeton, NJ               present  advisory firm since 1987; formerly an investment     24 Portfolios   (medical
            08543-9095                           banker with Morgan Stanley for more than 10 years;                   devices)
            Age: 57                              Director of Enable Medical Corp. from 1996 to 2005;
                                                 Director of AtriCure, Inc., since 2000; Director of
                                                 the Cooke Center for Learning and Development, a
                                                 not-for-profit organization, since 1987.
------------------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Directors.


  BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007       17

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Company      Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2004 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and                   First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer             1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
            08543-9011     Officer               and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55                              Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Securities and Exchange Commission's Division of Enforcement in Washington, D.C.
                                                 from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 47                              Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Company serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian
PFPC Trust Company
8800 Tinicum Boulevard
3rd Floor, Suite 200
Philadelphia, PA 19153

Administrator & Escrow Agent
PFPC Inc.
Wilmington, DE 19809

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Company. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Company. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


18       BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Company's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Company's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at
      http://www.blackrock.com/edelivery
2)    Log into your account


  BLACKROCK MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2007       19

BlackRock Multi-Strategy Hedge Opportunities LLC seeks high total return over a full market cycle through investments in hedge funds and other investment vehicles pursuing alternative investment strategies.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 866-878-2987 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Multi-Strategy Hedge Opportunities LLC
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK
                                                                       #MHO-3/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) David
           O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 14 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ended March 31, 2007 - $31,000
                                    Fiscal Year Ended March 31, 2006 - $31,000

           (b) Audit-Related Fees - Fiscal Year Ended March 31, 2007 - $0
                                    Fiscal Year Ended March 31, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended March 31, 2007 - $45,000
                                    Fiscal Year Ended March 31, 2006 - $45,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended March 31, 2007 - $0
                                    Fiscal Year Ended March 31, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) 0%

           (f) Not Applicable

           (g) Fiscal Year Ended March 31, 2007 - $3,016,200
               Fiscal Year Ended March 31, 2006 - $3,754,550

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.

           The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           o Routine proposals related to requests regarding the formalities of corporate meetings.

           o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended February 28 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of March 31, 2007.

           (a)(1)

           The BlackRock Fund of Funds Team is responsible for managing the Company's investments. Howard P. Berkowitz, Anson H. Beard, Christine Jurinich and Edward Rzeszowski are the portfolio managers responsible for investing the Company's assets. The Company's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. Mr. Berkowitz is the head of the team and is responsible for overseeing the management of the Company's investments. Mr. Beard is responsible for evaluating potential long/short equity Portfolio Fund Managers and monitoring existing Portfolio Fund Managers, Ms. Jurinich is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers, and Mr. Rzeszowski is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers with a focus on managed futures, macro funds and statistical arbitrage.

           Mr. Berkowitz is a Managing Director of BlackRock, Inc. ("BlackRock") and a member of BlackRock's Management Committee. Mr. Berkowitz has more than 35 years of experience running private investment funds and funds of hedge funds. He joined BlackRock in April 2003 and has been the Company's portfolio manager since 2006. Prior to joining BlackRock, Mr. Berkowitz was the founder and managing partner of HPB Associates which he initially formed in 1979 as a traditional equity hedge fund. In 1967, Mr. Berkowitz co-founded and managed Steinhardt, Fine, Berkowitz & Co., one of the earliest and most highly successful entrants into the hedge fund industry.

           Mr. Beard is a Managing Director of BlackRock and has been a member of the Company's portfolio management team since 2006. Prior to joining BlackRock in 2004, Mr. Beard was the Founder, Managing Partner, and portfolio manager of Archimedes Capital Partners, LLC, a long/short equity hedge fund. From 1996 to 2000, Mr. Beard was an associate at Tiger Management LLC, focusing on basic industrial equities and commodities.

           Ms. Jurinich is a Managing Director of BlackRock and has been a member of the Company's portfolio management team since 2006. Ms. Jurinich has been a portfolio manager with BlackRock since 2003. Before taking on her current responsibilities in 2003, Ms. Jurinich was a member of the Account Management Group where she was responsible for developing and maintaining relationships with non-U.S. clients and for developing alternative investment products. Prior to joining BlackRock in 2002, Ms. Jurinich was responsible for investor relations and hedge fund research at Victus Capital LLC. From 2000 to 2001, she was responsible for manager research and recommendations relating to relative value managers at Alpha Investment Management LLC. She spent the prior year with Arista Group, where her duties included all aspects of due diligence and performance reporting. Ms. Jurinich began her career in 1993 with Allied Capital Asset Management.

           Mr. Rzeszowski joined BlackRock in 2006 as a member of the Fund of Fund's team and became part of the Company's portfolio management team at that time. Prior to joining BlackRock, Mr. Rzeszowski was a Director with the fund of funds team of MLIM LP. In this role, he was responsible for the selection and analysis of hedge funds with a focus on managed futures, macro funds and statistical arbitrage, and served as senior hedge fund analyst and portfolio manager for the Global Horizons I, L.P. and ML Global Horizons Ltd. Previously, Mr. Rzeszowski was a Senior Quantitative Analyst for the MLIM LP fund of funds team, responsible for risk management of the managed futures product line. He has held various positions in MLIM LP's finance department. His additional previous work experience includes OMR Systems Corporation (a financial investments service company), where he was responsible for the consolidation of managed futures risks.

           (a)(2) As of March 31, 2007:

                                                                                          (iii) Number of Other Accounts and
                              (ii) Number of Other Accounts Managed                        Assets for Which Advisory Fee is
                                   and Assets by Account Type                                      Performance-Based
                         Other                                                      Other
                       Registered          Other Pooled                           Registered        Other Pooled
(i) Name of            Investment           Investment            Other           Investment         Investment           Other
Portfolio Manager      Companies             Vehicles            Accounts         Companies           Vehicles           Accounts
                       ----------                                                 ----------
Howard P
Berkowitz                        1                    22                  5                0                   6                   3
                    $   58,003,935        $2,132,900,183     $  308,307,475         $      0      $1,054,213,667      $  264,253,378
Anson H. Beard                   1                    22                  5                0                   6                   3
                    $   58,003,935        $2,132,900,183     $  308,307,475         $      0      $1,054,213,667      $  264,253,378
Christine
Jurinich                         1                    22                  5                0                   6                   3
                    $   58,003,935        $2,132,900,183     $  308,307,475         $      0      $1,054,213,667      $  264,253,378
Edward
Rzeszowski                       1                    22                  5                0                   6                   3
                    $   58,003,935        $2,132,900,183     $  308,307,475         $      0      $1,054,213,667      $  264,253,378

           (iv) Potential Material Conflicts of Interest

           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of March 31, 2007:

                  Portfolio Manager Compensation

           BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

           Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

           Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

           Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

           Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his or her deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

           Options and Restricted Stock Awards - BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

           Incentive Savings Plans --BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan
           (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

           Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock's officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund of Funds Team, such benchmarks include the S&P Hedge Fund Index and HFRI Fund of Funds Composite Index.

           The group of BlackRock's officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

           (a)(4) Beneficial Ownership of Securities. As of March 31, 2007, none of Messrs. Berkowitz, Beard, Rzeszowski and Ms. Jurinich beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           BlackRock Multi-Strategy Hedge Opportunities LLC


           By: /s/ Robert C. Doll, Jr.
               ------------------------------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               BlackRock Multi-Strategy Hedge Opportunities LLC

           Date: May 21, 2007

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


           By: /s/ Robert C. Doll, Jr.
               ------------------------------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               BlackRock Multi-Strategy Hedge Opportunities LLC

           Date: May 21, 2007


           By: /s/ Donald C. Burke
               ------------------------------------------------
               Donald C. Burke,
               Chief Financial Officer of
               BlackRock Multi-Strategy Hedge Opportunities LLC

           Date: May 21, 2007